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                                                                   Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated August 18, 1995 included in Registration Statement File No.33-86756, 33-33555, 33-38603, and 33-69024. It
should be noted that we have not examined any financial statements of the company subsequent to July 2, 1995 or performed any audit procedures subsequent to the date of our report.


                                                    ARTHUR ANDERSEN LLP


Dallas, Texas,
 September 25, 1995